INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
8.    INCOME TAXES

The actual income tax provisions differ from the expected amounts calculated by applying the Canadian combined federal and provincial corporate income tax rates to the Company's loss before income taxes. The components of these differences are as follows:

	2013		2012
	$		$
Income (loss) before income tax		28,169		(51,039)
Combined statutory rate		25%		25%
Expected income tax expense (recovery)		7,000		(12,500)

Increase (decrease) resulting from:
Temporary difference		2,000
Permanent differences and other		9,000		11,000
Change in valuation allowance		(18,000)		1,500
Future income tax provision (recovery)		-		-

The Company's tax-effected deferred income tax assets are estimated as follows:

	2013		2012
	$		$
Mineral properties tax basis in excess of carrying value		2,631,000		2,631,000
Non-capital losses available		498,000		513,000
Other		-		2,000
Potential deferred income tax assets		3,129,000		3,147,000
Less: valuation allowance		(3,129,000)		(3,147,000)
Net Deferred Income Tax Asset		-		-

As the criteria for recognizing deferred income tax assets have not been met due to the uncertainty of realization, a valuation allowance of 100% has been recorded for the current and prior year.

The Company has approximately $1,990,000 (2012 - $2,037,000) of non-capital losses which can be applied to reduce future taxable income, expiring as follows:

Year of Expiry	Amount
	$
2014		150,000
2015		212,000
2026		336,000
2027		429,000
2028		422,000
2029		-
2030		217,000
2031		146,000
2032		78,000
		1,990,000

The Company has certain resource related deductions and other losses of approximately $10,524,000 (2012 - $10,524,000) which may be available to be offset future taxable income in Canada.  The realization of these tax balances in future years if available will be recorded as an adjustment to the valuation allowance and corporate tax provision in the period realized.